Exhibit 10.3

THIRD AMENDMENT TO INTERCREDITOR AGREEMENT

THIS THIRD AMENDMENT TO INTERCREDITOR AGREEMENT (this “Amendment”) is executed as of August 29, 2019 (the “Effective Date”), by and among JACKSON INVESTMENT GROUP, LLC, a Georgia limited liability company, as purchaser and holder of the Term Note and as secured party under the Term Debt Documents (“Term Note Purchaser”), STAFFING 360 SOLUTIONS, INC., a Delaware corporation (“Parent”), certain of the Parent’s subsidiaries party hereto, and MIDCAP FUNDING IV TRUST, a Delaware statutory trust and successor by assignment from Midcap Funding X Trust (successor by assignment from MidCap Financial Trust), as Agent for the financial institutions or other entities from time to time parties to the ABL Loan Agreement  (acting in such capacity, “Agent”), and as a “Lender” under the ABL Loan Agreement, or such then present holder or holders of the ABL Loans as may from time to time exist (as the “Lenders” under the ABL Loan Agreement; collectively with the Agent, the “ABL Lenders”).  Reference in this Amendment to “Term Note Purchaser”, “Term Note Purchasers”, “each Term Note Purchaser” or otherwise with respect to any one or more of the Term Note Purchasers shall mean each and every person included from time to time in the term “Term Note Purchaser” and any one or more of the Term Note Purchasers, jointly and severally, unless a specific Term Note Purchaser is expressly identified.

RECITALS

A.The Term Note Purchaser, Parent, certain of the Parent’s subsidiaries party thereto and ABL Lenders have entered into a Intercreditor Agreement dated as of September 15, 2017 (as amended by that certain First Amendment to Intercreditor Agreement dated as of August 27, 2018, as amended by that certain Second Amendment to Intercreditor Agreement dated as of February 7, 2019, as amended hereby and as may further be amended, modified, supplemented and/or restated from time to time, the “Intercreditor Agreement”), under the terms of which the ABL Lenders and Term Note Purchaser set forth the relative rights and priorities of ABL Lenders and Term Note Purchaser under the ABL Loan Documents and the Term Debt Documents in the Common Collateral.

B. It is proposed that the Term Note Purchaser amend the Term Note Agreement to increase its senior debt secured investment in Parent on the date hereof by issuance and sale by Parent to Term Note Purchaser of a new 18% Senior Secured Note due December 31, 2019 in the principal amount of $2,538,000 (the “New Term Note”), pursuant to the Term Note Agreement, as amended by that certain Fourth Omnibus Amendment and Reaffirmation Agreement dated on or about the date hereof to Amended and Restated Note and Warrant Purchase Agreement in the form attached hereto as Exhibit A (the “Fourth Amendment to Term Note Agreement”) so that the aggregate outstanding principal amount of all such investments by Purchaser under the Term Note Agreement after giving effect to the Fourth Amendment to Term Note Agreement is $38,277,794.

C. The parties now wish to amend the Intercreditor Agreement as provided herein.

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D.All capitalized terms used in this Amendment, including in the Preamble and these Recitals, and not herein defined shall have the meanings given to them in the Intercreditor Agreement.

NOW, THEREFORE, in consideration of the mutual covenants herein contained and of other good and valuable consideration, the receipt and sufficiency whereof are hereby acknowledged, the parties hereto agree as follows:

Agreement

1.The parties agree that the Recitals above are a part of this Amendment.

2.The Intercreditor Agreement is hereby amended as follows:

(a)Recital C of the Intercreditor Agreement is hereby restated in its entirety to read as follows:

Term Note Purchaser has made a $40,000,000 senior debt secured investment in Parent that is guaranteed by the Borrowers pursuant to the Term Debt Documents (as defined below) as of September 15, 2017, which was increased to an aggregate outstanding principal amount of $48,427,794 on the First Amendment Closing Date, of which $13,000,000 in principal was exchanged on the Exchange Date for 13,000 shares of Series E Convertible Preferred Stock of the Parent pursuant to the Debt Exchange Agreement, after taking into account related transaction fees and expenses resulting in a decrease in the outstanding principal amount of the total Term Debt to $35,739,794 on the Exchange Date.  The Term Note Purchaser’s total secured investment in Parent was further increased to an aggregate outstanding principal amount of $38,277,794 on the Fourth Amendment Closing Date.  All of the Credit Parties’ obligations to Term Note Purchaser under the Term Note Agreement and the other Term Debt Documents (as hereinafter defined), other than the Preferred Stock Obligations (as hereinafter defined), are secured by liens on and security interests in substantially all of the now existing and hereafter acquired personal property of the Credit Parties.

(b)Section 1 of the Intercreditor Agreement is hereby amended to add the following defined term in its alphabetical order:

“Fourth Amendment Closing Date” shall mean August 29, 2019.

(c)The definitions of “Term Debt Cap” and “Term Note” are hereby restated in their entirety, respectively, to read as follows:

“Term Debt Cap” with respect to the Term Note, means the aggregate principal amount of the following (all as determined exclusive of all interest, fees (including attorneys’ fees) and expenses, expended by the Term Note Purchaser and remitted to Persons other than the Credit Parties to enforce its rights and

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remedies in respect of the Collateral, the Term Note, or both, and all indemnity obligations): (i) $38,277,794 in aggregate advances, minus (ii) the amount of all payments of principal on the Term Note made after the Fourth Amendment Effective Date.

“Term Note” shall mean, collectively, (i) the Parent’s Amended and Restated 12% Senior Secured Promissory Note due September 15, 2020, dated November 15, 2018, in the principal amount of $27,312,000 payable to Term Note Purchaser, (ii) the Parent’s 12% Senior Secured Promissory Note due September 15, 2020, dated August 27, 2018, in the principal amount of $8,427,794 payable to Term Note Purchaser and (iii) the Parent’s 18% Senior Secured Promissory Note due December 31, 2019, dated August 29, 2019, in the principal amount of $2,538,000  payable to Term Note Purchaser, in each case together with any and all promissory notes at any time issued in substitution, exchange or replacement thereof.

3.Pursuant to the terms of Section 7.2 of the Intercreditor Agreement, Agent hereby consents to (i) the increase in the principal amount of the Term Debt by $2,538,000 as evidenced by the New Term Note and (ii) the Fourth Amendment to Term Note Agreement as an amendment, modification or supplement to the terms of the Term Debt.  The limited consent set forth in this Section 3 is effective solely for the purposes set forth herein and shall be limited precisely as written and shall not be deemed to (a) except as expressly provided herein, be a consent to any amendment, waiver or modification of any term or condition of the Intercreditor Agreement or of any other ABL Loan Document; (b) prejudice any right that Agent or the holders from time to time of the ABL Debt have or may have in the future under or in connection with the ABL Loan Agreement or any other ABL Loan Document; (c) waive any Event of Default (as such terms are defined in the ABL Loan Agreement) that exists as of the date hereof; or (d) establish a custom or course of dealing among any of the Term Note Purchaser on the one hand, or Agent or any holder from time to time of the ABL Debt, on the other hand.

4.Except as amended herein, the Intercreditor Agreement shall remain in full force and effect.

5.As consideration to Agent and ABL Lenders for entering into this Amendment, Borrowers shall pay to Agent a fee equal to Fifteen Thousand Dollars ($15,000) (the “ABL Amendment Fee”), all of which shall be due and owing on the earlier of December 31, 2019 of (ii) the Termination Date (as defined in the ABL Loan Agreement), and which may be paid from one or more Revolving Loans (as defined in the ABL Loan Agreement) advanced by Agent and ABL Lenders pursuant to the ABL Loan Agreement.  The ABL Amendment Fee shall be deemed fully earned and non-refundable as of the date hereof.

6.Upon the effectiveness of this Amendment, each reference in the Intercreditor Agreement to “this Intercreditor Agreement,” “this Agreement,” “hereunder,” “hereof,” “herein,” or words of similar import shall mean and be a reference to the Intercreditor Agreement, as amended by this Amendment.

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7.This Amendment constitutes the entire agreement and understanding between the parties hereto with respect to the subject matter hereof and supersedes all prior negotiations, understandings, and agreements between such parties with respect to the subject matter hereof.  To the extent of any conflict between the terms and conditions of this Amendment and the Intercreditor Agreement, the terms and conditions of this Amendment shall govern.

8.This Amendment may be executed in any number of duplicate originals or counterparts, each of such duplicate originals or counterparts shall be deemed to be an original and all taken together shall constitute but one and the same agreement.  Each party to this Amendment agrees that the respective signatures of the parties may be delivered by fax, PDF, or other electronic means acceptable to the other parties and that the parties may rely on a signature so delivered as an original.  Any party who chooses to deliver its signature in such manner agrees to provide promptly to the other parties a copy of this Amendment with its inked signature, but the party’s failure to deliver a copy of this Amendment with its inked signature shall not affect the validity, enforceability and binding effect of this Amendment.

[Signature Pages Follow]s

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IN WITNESS WHEREOF, intending to be legally bound, and intending that this Third Amendment to Intercreditor Agreement constitute an instrument executed and delivered under seal, the parties have caused this Amendment to be executed under seal as of the date first written above.

AGENT:

MIDCAP FUNDING IV TRUST, a Delaware statutory trust, as successor-by-assignment from MidCap Funding X Trust

By:       Apollo Capital Management, L.P.,

            its investment manager

By:       Apollo Capital Management GP, LLC,

its general partner

By: /s/ Maurice Amsellem ______________(SEAL)

Name:  Maurice Amsellem

Title:    Authorized Signatory

Agent’s Signature Page to Third Amendment to Intercreditor Agreement

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TERM NOTE PURCHASER:

JACKSON INVESTMENT GROUP, LLC

By: /s/ Richard L. Jackson______________ (SEAL)

Name:  Richard L. Jackson

Title:  Chief Executive Officer

Term Note Purchaser’s Signature Page to Third Amendment to Intercreditor Agreement

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PARENT:	STAFFING 360 SOLUTIONS, INC., a Delaware corporation

By: /s/ Brendan Flood___________(Seal)

Name: Brendan Flood
Title:   Chairman and Chief Executive Officer

SUBSIDIARIES:

MONROE STAFFING SERVICES, LLC, a Delaware limited liability company
By: /s/ Brendan Flood___________(Seal)
Name: Brendan Flood Title: Chairman and Chief Executive Officer

FARO RECRUITMENT AMERICA, INC., a New York corporation

By: /s/ Brendan Flood___________(Seal)

Name: Brendan Flood
Title:   Chairman and Chief Executive Officer

LIGHTHOUSE PLACEMENT SERVICES, INC., a Massachusetts corporation

By: /s/ Brendan Flood___________(Seal)

Name: Brendan Flood
Title:   Chairman and Chief Executive Officer

STAFFING 360 GEORGIA, LLC, a Georgia limited liability company

By: /s/ Brendan Flood___________(Seal)

Name: Brendan Flood
Title:   Chairman and Chief Executive Officer

KEY RESOURCES, INC., a North Carolina corporation

By: /s/ Brendan Flood___________(Seal)

Name: Brendan Flood
Title:   Chairman and Chief Executive Officer

Parent’s and Borrowers’ Signature Page to Third Amendment to Intercreditor Agreement

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